UNITED STATES
                        SECURITIESANDEXCHANGECOMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
      PURSUANT TO SECTION 13 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 8, 2004
                                                 -------------------------------


                                    NUTRACEA
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              Exact name of registrant as specified in its charter)


        California                      0-32565                   87-0673375
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(State or other jurisdiction         (Commission               (IRS  Employer
     of  incorporation)              File Number)            Identification No.)


              1261 Hawks' Flight Court, El Dorado Hills, CA 95762
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                     (Address of principal executive office

Registration's telephone number, including area code:  (916) 933-7000
                                                      --------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 8, 2004, the Company and Langley Park Investments PLC ("Langley") signed a Stock Purchase Agreement under which the Company agreed to sell 7,000,000 shares of its common stock to Langley. The transaction will close at the time that Langley's shares are trading on the London Stock Exchange for anticipated consideration to the Company (i) immediately following the closing of approximately $1,190,000 U.S.D., and (ii) additional consideration of that number of Langley shares which, as of the closing, will have a value of approximately $1,190,000 (the "Langley Shares"). The Company has agreed to hold the Langley Shares in escrow for two years from the date of closing. After the two year holding period, the Langley Shares will be subject to possible reduction in number if the Company's common shares are trading at a value of less then $0.34 U.S.D. After such reduction, if any, the remaining Langley Shares may be sold by the Company at their then current value. Langley is a corporation formed outside the United States and is not deemed to be "U.S. persons" as that term is defined under Regulation S. The investor represented that it is purchasing such shares for its own account. Both the offer and the sale of the Company's shares were made outside the United States and are deemed to be "offshore transactions" as that term is defined under Regulation S. The share certificate contains a legend indicating that such shares can only be transferred in compliance with the provisions of Regulation S. In light of the foregoing, such sales were deemed exempt from registration pursuant to Regulation S of the Securities Act of 1933 (the "1933 Act"). The shares are deemed to be "restricted securities" as defined in Rule 144 under the 1933 Act and the certificate(s) evidencing the shares bear a legend stating the restrictions on resale.

Pursuant to the Purchase Agreement, Langley has agreed that it will not sell, transfer or assign any or all of the Company's shares for a period of two years following the closing without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(c)  Exhibits.

     99.1 Stock Purchase Agreement between NutraCea and Langley Park Investments PLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004                         NUTRACEA
                                               ---------------------------------
                                                       (Registrant)


                                                  /s/  Patricia  McPeak
                                               ---------------------------------
                                                  Patricia  McPeak,  President


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